Exhibit 4.4.3


                                                             EXECUTION VERSION





                            Dated 22 January, 2007



                           GRANITE MASTER ISSUER PLC
                               as Master Issuer


                               NORTHERN ROCK PLC
                       as a New Issuer Secured Creditor


                             THE BANK OF NEW YORK
                  as Note Trustee and Issuer Security Trustee


                                    - and -


                                    OTHERS






                 --------------------------------------------

                           ISSUER DEED OF ACCESSION

                 --------------------------------------------





                            SIDLEY AUSTIN (UK) LLP
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937


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                                   CONTENTS

1.   INTERPRETATION..........................................................2

2.   ACCESSION...............................................................3

3.   SCOPE OF THE ISSUER DEED OF CHARGE......................................3

4.   AMENDMENT TO ISSUER PRIORITY OF PAYMENTS................................4

5.   APPLICATION.............................................................4

6.   NOTICES.................................................................4

7.   THIRD PARTY RIGHTS......................................................4

8.   EXECUTION IN COUNTERPARTS...............................................4

9.   GOVERNING LAW...........................................................5

SCHEDULE 1  ISSUER PRIORITY OF PAYMENTS......................................6


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THIS DEED is made on 22 January, 2007

BETWEEN:

(1) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 40th Floor, One Canada Square, London E14 5AL, United Kingdom, in its capacity as (1) Issuer Security Trustee and (2) Note Trustee;

(3) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as (1) Principal Paying Agent, (2) Agent Bank, (3) Registrar, (4) Transfer Agent and (5) an Issuer Account Bank;

(4) CITIBANK, N.A., acting through its office at 14th Floor, 388 Greenwich Street, New York, N.Y. 10013, U.S.A., in its capacity as US Paying Agent;

(5) NORTHERN ROCK PLC (registered number 03273685) a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as (1) Issuer Cash Manager, (2) Issuer GIC Provider, (3) Start-Up Loan Provider (4) Issuer GIC Account Bank (5) an Issuer Transaction Account Bank and (6) a new Issuer Secured Creditor (in its capacity as an Issuer Transaction Account Bank) the "New Issuer Secured Creditor");

(6) LAW DEBENTURE CORPORATE SERVICES LIMITED (registered number 3388362) a private limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as the Corporate Services Provider;

(7) CITIGROUP GLOBAL MARKETS LIMITED in its capacity as the Issuer Swap Provider in respect of the Series 2005-3 Notes;

(8) BARCLAYS BANK PLC ("Barclays") a public limited company incorporated under the laws of England and Wales, acting through its branch at 5, The North Colonnade, Canary Wharf, London E14 4BB in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes, the Series 2005-2 Notes, the Series 2006-1 Notes and the Series 2006-3 Notes;

(9) ABN AMRO BANK N.V., LONDON BRANCH ("ABN") acting through its branch at 250 Bishopsgate, London EC2M 4AA in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes and the Series 2006-3 Notes;

(10) HSBC BANK PLC ("HSBC") (registered number 00014259) acting through its office at 8 Canada Square, London E14 5HQ in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes and the Series 2006-1 Notes;

(11) BANQUE AIG, LONDON BRANCH ("Banque AIG") in its capacity as an Issuer Swap Provider in respect of the Series 2005-4 Notes, the Series 2006-2 Notes and the Series 2006-4 Notes;


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(12)  SWISS RE FINANCIAL PRODUCTS CORPORATION ("Swiss Re") in its capacity as an Issuer Swap Provider in respect of the Series 2005-4 Notes;

(13) UBS AG, LONDON BRANCH ("UBS") acting through its office at 100 Liverpool Street, London EC2M 2RH in its capacity as an Issuer Swap Provider in respect of the Series 2006-1 Notes and the Series 2006-4 Notes; and

(14) DEUTSCHE BANK AG, LONDON BRANCH ("Deutsche Bank") as an Issuer Swap Provider in respect of the Series 2006-2 Notes.

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A) Pursuant to the terms of the Issuer Bank Account Agreement, as amended by and appearing in Appendix I to, the second deed of amendment to the Issuer Bank Account Agreement dated 19 January, 2007 between, amongst others, Northern Rock plc, the Master Issuer, Citibank, N.A. and The Bank of New York (as the same may be amended, varied or supplemented from time to time with the consent of the parties thereto), Northern Rock plc was appointed by the Master Issuer as an additional Issuer Transaction Account Bank;

(B) The Master Issuer has agreed to provide the Issuer Security Trustee with the benefit of the security described in the Issuer Deed of Charge to secure the Master Issuer's obligations to the Issuer Secured Creditors.

(C) The terms of the Issuer Deed of Charge permit the Master Issuer to secure its obligations to a New Issuer Secured Creditor thereunder.

(D) The New Issuer Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Issuer Deed of Charge.

(E) The Issuer Secured Creditors have agreed to enter into this Deed to, inter alia, acknowledge and agree to such accession.

1.    INTERPRETATION

      The Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005, and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005 (as the same may be amended, varied or supplemented from time to time with the consent of the parties thereto) are expressly and specifically incorporated into and shall apply to this Deed.

      The Issuer Master Definitions Schedule specified above shall prevail to the extent it conflicts with the Programme Master Definitions Schedule.


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2.    ACCESSION

      In consideration of the New Issuer Secured Creditor being accepted as an Issuer Secured Creditor for the purposes of the Issuer Deed of Charge by the parties thereto as from the date of this Deed, the New Issuer Secured Creditor:

      (a) confirms that as from 19 January, 2007, it intends to be a party to the Issuer Deed of Charge as an Issuer Secured Creditor;

      (b)   undertakes to comply with and be bound by:

            (i) the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005; and

            (ii) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005,

            (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto); and confirms that the Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule;

      (c) undertakes to perform, comply with and be bound by all of the provisions of the Issuer Deed of Charge in its capacity as an Issuer Secured Creditor, as if it had been an original party thereto including, without limitation, as provided in Clause 5 (Restrictions on Exercise of Certain Rights), Clause 7.3 (Issuer Post-Enforcement Priority of Payments), Clause 7.6 (Issuer Security Trustee Rights upon Enforcement), Clause 19.3 (Issuer Secured Creditors) and Schedule 2 (Issuer Priority of Payments) of the Issuer Deed of Charge; and

      (d) agrees that the Issuer Security Trustee shall be the Issuer Security Trustee of the Issuer Deed of Charge for all Issuer Secured Creditors upon and subject to the terms set out in the Issuer Deed of Charge.

3.    SCOPE OF THE ISSUER DEED OF CHARGE

      The Master Issuer, the New Issuer Secured Creditor and the Issuer Security Trustee hereby agree that as from the date of this deed and for the relevant purposes under the Issuer Deed of Charge, the Programme Master Definitions Schedule and the Issuer Master Definitions Schedule:

      (a) the Issuer Bank Account Agreement, as amended by and appearing in Appendix I to, the second deed of amendment to the Issuer Bank Account Agreement dated 19 January, 2007 shall be an Issuer Transaction Document and shall be subject to the Security Interests set out in Clause 2 (Security Interests) of the Issuer Deed of Charge; and

      (b)   the New Issuer Secured Creditor shall be an Issuer Secured
            Creditor.


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4.    AMENDMENT TO ISSUER PRIORITY OF PAYMENTS

      Pursuant to Clause 5.6 of the Issuer Deed of Charge, each of the parties hereto agrees to amend the Issuer Priority of Payments in the form attached as Schedule 1 hereto. For the avoidance of doubt, the new Issuer Priority of Payments attached as Schedule 1 hereto shall supersede those set out in Schedule 2 (Issuer Priority of Payments) to the Issuer Deed of Charge.

5.    APPLICATION

      Prior to and following enforcement of the Issuer Security all amounts at any time held by the Master Issuer, the Issuer Cash Manager or the Issuer Security Trustee in respect of the security created under or pursuant to this Deed (if any) and the Issuer Deed of Charge shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Issuer Cash Management Agreement and the Issuer Deed of Charge.

6.    NOTICES

      Any notice or communication under or in connection with this Deed, the Issuer Deed of Charge, the Issuer Master Definitions Schedule or the Programme Master Definitions Schedule shall be given to the people in the manner and at the times set out in Clause 23 (Notices) of the Issuer Deed of Charge, to the addresses given in the Clause headed "Notices" in each Issuer Deed of Accession and to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

6.1 The address referred to in this Clause 6 for Northern Rock plc (in its capacity as an Issuer Transaction Account Bank) is:

      Northern Rock plc
      Northern Rock House
      Gosforth, Newcastle upon Tyne
      NE3 4PL

      For the attention of:   Group Secretary
      Facsimile:              0191 213 2203

      or such other address and/or numbers as Northern Rock may notify to the parties to the Issuer Deed of Charge in accordance with the provisions thereof.

7.    THIRD PARTY RIGHTS

      A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

8.    EXECUTION IN COUNTERPARTS

      This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so


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      executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

9.    GOVERNING LAW

9.1 This Deed is governed by, and shall be construed in accordance with, English law.

9.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

9.3 Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.


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


                                  SCHEDULE 1

                          ISSUER PRIORITY OF PAYMENTS

1. Priority of Payments for Issuer Available Revenue Receipts Prior to Enforcement of the Issuer Security

      On each Monthly Payment Date, all Funding 2 Available Revenue Receipts received by the Master Issuer from Funding 2:

      (i) in respect of items (B), (S), (U) and (V) of the Funding 2 Pre-Enforcement Revenue Priority of Payments shall be credited to the Issuer Expense Sub-Ledger; and

      (ii) being interest paid on a Loan Tranche shall be credited to a sub-ledger (in respect of the related Series and Class of Issuer Notes) to the Issuer Revenue Ledger.

      On each Distribution Date the Issuer Cash Manager will calculate whether there will be an excess or a deficit of Issuer Available Revenue Receipts to pay items (A) through (M) of the Issuer Pre-Enforcement Revenue Priority of Payments

      Issuer Available Revenue Receipts will be applied, as applicable:

      (a)   on each Monthly Payment Date; or

      (b) on each day when due in respect of amounts due to third parties pursuant to paragraph (C) below,

      in each case prior to the enforcement of the Issuer Security pursuant to this Deed of Charge or until such time as there are no Issuer Secured Obligations outstanding, in making such payments and provisions in the following order of priority (in each case only if and to the extent that payments or provisions of a higher priority have been made in full) (the "Issuer Pre-Enforcement Revenue Priority of Payments"):

      (A) first, in no order of priority among them but in proportion to the respective amounts due, to pay amounts due to the Note Trustee and the Issuer Security Trustee, together with interest and (to the extent not already inclusive) VAT on those amounts, and to provide for any amounts due or to become due during the following Interest Period to the Note Trustee or the Issuer Security Trustee, as applicable, under the Issuer Trust Deed, this Deed of Charge or any other Transaction Document to which the Master Issuer is a party;

      (B) second, in no order of priority among them but in proportion to the respective amounts due, to pay amounts due to the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar together with interest and (to the extent not already inclusive) VAT on those amounts, and to provide for any costs, charges, liabilities and expenses due or to become due during the following Interest Period to the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar under the Issuer Paying Agent and Agent Bank Agreement;


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      (C)   third, to pay amounts due to any third party creditors of the
            Master Issuer (other than those referred to later in this order of priority of payments or in the Issuer Pre-Enforcement Principal Priority of Payments), of which the Issuer Cash Manager has notice prior to the relevant Monthly Payment Date, which amounts have been incurred without breach by the Master Issuer of the Transaction Documents to which it is a party and for which payment has not been provided for elsewhere and to provide for any such amounts expected to become due and payable during the following Interest Period by the Master Issuer and to pay or discharge any liability of the Master Issuer for corporation tax on any chargeable income or gain of the Master Issuer;

      (D) fourth, in no order or priority among them but in proportion to the respective amounts due, to pay amounts due to the Issuer Cash Manager under the Issuer Cash Management Agreement, the Corporate Services Provider under the Corporate Services Agreement and the Issuer Account Banks under the Issuer Bank Account Agreement together with (to the extent not already inclusive) VAT on those amounts, and to provide for any amounts due or to become due in the immediately succeeding Interest Period, to the Issuer Cash Manager under the Issuer Cash Management Agreement, to the Corporate Services Provider under the Corporate Services Agreement and to the Issuer Account Banks under the Issuer Bank Account Agreement;

      (E) fifth, from amounts (excluding principal) received by the Master Issuer from Funding 2 in respect of each AAA Loan Tranche (and, in respect of (ii) below, the amounts (if any), excluding principal, received from the Issuer Swap Provider(s) under the Issuer Swap Agreement(s) in respect of the related Series and Class of Issuer Notes):

            (i) to pay the amounts due and payable to the relevant Issuer Swap Provider(s) (if any) in respect of the related Series and Class of Class A Notes (including any swap termination payment but excluding any Issuer Swap Excluded Termination Amount) in accordance with the terms of the relevant Issuer Swap Agreement(s); and

            (ii) to pay interest due and payable (if any) on the related Series and Class of Class A Notes;

      (F) sixth, from amounts (excluding principal) received by the Master Issuer from Funding 2 in respect of each AA Loan Tranche (and, in respect of (ii) below, the amounts (if any), excluding principal, received from the Issuer Swap Provider(s) under the Issuer Swap Agreement(s) in respect of the related Series and Class of Issuer Notes):

            (i) to pay the amounts due and payable to the relevant Issuer Swap Provider(s) (if any) in respect of the related Series and Class of Class B Notes (including any swap termination payment but excluding any Issuer Swap Excluded Termination Amount) in accordance with the terms of the relevant Issuer Swap Agreement(s);

            (ii) to pay interest due and payable (if any) on the related Series and Class of Class B Notes on such Monthly Payment Date;


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      (G)   seventh, from amounts (excluding principal) received by the Master
            Issuer from Funding 2 in respect of each A Loan Tranche (and, in respect of (ii) below, the amounts, excluding principal, received from the Issuer Swap Provider(s) under the Issuer Swap
            Agreement(s) in respect of the related Series and Class of Notes):

            (i) to pay the amounts due and payable to the relevant Issuer Swap Provider(s) (if any) in respect of the related Series and Class of Class M Notes (including any swap termination payment but excluding any Issuer Swap Excluded Termination Amount) in accordance with the terms of the relevant Issuer Swap Agreement(s);

            (ii) to pay interest due and payable (if any) on the related Series and Class of Class M Notes on such Monthly Payment Date;

      (H) eighth, from amounts (excluding principal) received by the Master Issuer from Funding 2 in respect of each BBB Loan Tranche (and, in respect of (ii) below, the amounts, excluding principal, received from the Issuer Swap Provider(s) under the Issuer Swap Agreement(s) in respect of the related Series and Class of Issuer Notes):

            (i) to pay the amounts due and payable to the relevant Issuer Swap Provider(s) (if any) in respect of the related Series and Class of Class C Notes (including any swap termination payment but excluding any Issuer Swap Excluded Termination Amount) in accordance with the terms of the relevant Issuer Swap Agreement(s);

            (ii) to pay interest due and payable (if any) on the related Series and Class of Class C Notes on such Monthly Payment Date;

      (I) ninth, from amounts (excluding principal) received by the Master Issuer from Funding 2 in respect of each BB Loan Tranche (and, in respect of (ii) below, the amounts (if any), excluding principal, received from the Issuer Swap Provider(s) under the Issuer Swap Agreement(s) in respect of the related Series and Class of Issuer Notes):

            (i) to pay the amounts due and payable to the relevant Issuer Swap Provider(s) (if any) in respect of the related Series and Class of Class D Notes (including any swap termination payment but excluding any Issuer Swap Excluded Termination Amount) in accordance with the terms of the relevant Issuer Swap Agreement(s);

            (ii) to pay interest due and payable (if any) on the related Series and Class of Class D Notes on such Monthly Payment Date;

      (J) tenth, in no order of priority among them but in proportion to the respective amounts due, towards payment of:

            (i)   interest amounts due to the Start-Up Loan Provider(s); and


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            (ii)  principal amounts due to the Start-Up Loan Provider(s) (to the extent of issuance fees received from Funding 2 under the Global Intercompany Loan Agreement);

      (K) eleventh, after taking account of any replenishment of the Issuer Reserve Fund on the relevant Monthly Payment Date from Issuer Available Principal Receipts, to credit the Issuer Reserve Ledger up to an amount no less than the Issuer Reserve Required Amount;

      (L) twelfth, on the Monthly Payment Date falling in December of each year, to pay to each Issuer Account Bank an amount equal to the amount of any debit balance in the Issuer Transaction Account as permitted by each such Issuer Account Bank and outstanding at such Monthly Payment Date;

      (M) thirteenth, in no order of priority among them but in proportion to the respective amounts due, to pay any Issuer Swap Excluded Termination Payments to the Issuer Swap Provider(s);

      (N) fourteenth, in no order of priority among them but in proportion to the respective amounts due, towards payment of principal amounts due to the Start-Up Loan Provider(s) under the Start-Up Loan Agreement(s);

      (O) fifteenth, to pay to the Master Issuer an amount equal to 0.01% per annum of the interest received under the Global Intercompany Loan, which will be retained by the Master Issuer as profit (which may, subject to applicable laws, be paid to the shareholders of the Master Issuer as a dividend), less corporation tax in respect of those profits provided for or paid at item (C) above; and

      (P) last, to pay amounts due to the Issuer GIC Provider under the Issuer Guaranteed Investment Contract.

2. Distribution of Issuer Available Principal Receipts Prior to Enforcement of the Issuer Security

      On each Monthly Payment Date, all Funding 2 Available Principal Receipts received by the Master Issuer from Funding 2 constituting principal repayments on a Loan Tranche, will be credited to a sub-ledger (in respect of a related Series and Class of Issuer Notes) to the Issuer Principal Ledger.

      Prior to the enforcement of the Issuer Security pursuant to this Deed of Charge, or until such time as there are no Issuer Secured Obligations outstanding, Issuer Available Principal Receipts will be applied on each Monthly Payment Date in the following manner (the "Issuer
      Pre-Enforcement Principal Priority of Payments"):

      (A) to the extent that monies have been drawn from the Issuer Reserve Fund to make Issuer Reserve Principal Payments, towards the replenishment of the Issuer Reserve Fund up to the Issuer Reserve Required Amount, such amount to be debited to the Sub-Ledger(s) of the Series and Class(es) of Issuer Notes in respect of which such Issuer Reserve Principal Payments were made;


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      (B)   The Class A Notes:

            from principal amounts received by the Master Issuer from Funding 2 in respect of each AAA Loan Tranche (and, in respect of (ii) below, the principal amounts received (if any) from the Issuer Swap Provider(s) under the relevant Issuer Swap Agreement(s) in respect of the related Series and Classes of Notes):

            (i) to pay amounts due and payable (in respect of principal) on such Monthly Payment Date to the relevant Issuer Swap Provider(s) in respect of the related Series and Class of Class A Notes in accordance with the terms of the relevant Issuer Swap Agreement(s); and

            (ii) to pay amounts due and payable in respect of principal (if any) on such Monthly Payment Date on the related Series and Class of Class A Notes;

      (C)   The Class B Notes:

            from principal amounts received by the Master Issuer from Funding 2 in respect of each AA Loan Tranche (and, in respect of (ii) below, the principal amounts received (if any) from the Issuer Swap Provider(s) under the relevant Issuer Swap Agreement(s) in respect of the related Series and Classes of Notes):

            (i) to pay amounts due and payable (in respect of principal) on such Monthly Payment Date to the relevant Issuer Swap Provider(s) in respect of the related Series and Class of Class B Notes in accordance with the terms of the relevant Issuer Swap Agreement(s); and

            (ii) to pay amounts due and payable in respect of principal (if any) on such Monthly Payment Date on the related Series and Class of Class B Notes;

      (D)   The Class M Notes:

            from principal amounts received by the Master Issuer from Funding 2 in respect of each A Loan Tranche (and, in respect of (ii) below, the principal amounts received (if any) from the Issuer Swap Provider(s) under the relevant Issuer Swap Agreement(s) in respect of the related Series and Classes of Notes):

            (i) to pay amounts due and payable (in respect of principal) on such Monthly Payment Date to the relevant Issuer Swap Provider(s) in respect of the related Series and Class of Class M Notes in accordance with the terms of the relevant Issuer Swap Agreement(s); and

            (ii) to pay amounts due and payable in respect of principal (if any) on such Monthly Payment Date on the related Series and Class of Class M Notes;


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      (E)   The Class C Notes:

            from principal amounts received by the Master Issuer from Funding 2 in respect of each BBB Loan Tranche (and, in respect of (ii) below, the principal amounts received (if any) from the Issuer Swap Provider(s) under the relevant Issuer Swap Agreement(s) in respect of the related Series and Class of Notes):

            (i) to pay amounts due and payable (in respect of principal) on such Monthly Payment Date to the relevant Issuer Swap Provider(s) in respect of the related Series and Class of Class C Notes in accordance with the terms of the relevant Issuer Swap Agreement(s); and

            (ii) to pay amounts due and payable in respect of principal (if any) on such Monthly Payment Date on the related Series and Class of Class C Notes;

      (F)   The Class D Notes

            from principal amounts received by the Master Issuer from Funding 2 in respect of each BB Loan Tranche (and, in respect of (ii) below, the principal amounts received (if any) from the Issuer Swap Provider(s) under the relevant Issuer Swap Agreement(s) in respect of the related Series and Class of Notes):

            (i) to pay amounts due and payable (in respect of principal) on such Monthly Payment Date to the relevant Issuer Swap Provider(s) in respect of the related Series and Class of Class D Notes in accordance with the terms of the relevant Issuer Swap Agreement(s); and

            (ii) to pay amounts due and payable in respect of principal (if any) on such Monthly Payment Date on the related Series and Class of Class D Notes.

3. Distribution of Issuer Available Principal Receipts and Issuer Available Revenue Receipts Following Enforcement of the Issuer Security

      Following enforcement of the Issuer Security, on each Monthly Payment Date the Issuer Security Trustee (or the Issuer Cash Manager on its behalf) will apply amounts received or recovered (excluding Swap Collateral (if any) standing to the credit of the Issuer Swap Collateral Accounts) as follows:

      (A) first, in no order of priority among them but in proportion to the amounts due to pay amounts due to the Note Trustee and the Issuer Security Trustee (and any Receiver appointed by the Issuer Security Trustee) together with the interest and VAT on those amounts and to provide for any amounts then due or to become due and payable to the Note Trustee and the Issuer Security Trustee, and the Receiver under the provisions of the Issuer Trust Deed, this Deed of Charge and any other Transaction Document;

      (B) second, to pay, in no order of priority among them but in proportion to the respective amounts due, the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar, together with interest and VAT on those amounts and to provide for any costs, charges, liabilities and expenses then due or to


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            become due and payable to them under the provisions of the Paying
            Agent and Agent Bank Agreement;

      (C) third, in no order of priority among them but in proportion to the respective amounts due, towards payment of amounts (together with VAT on those amounts) due and payable to the Issuer Cash Manager under the Issuer Cash Management Agreement, to the Corporate Services Provider under the Corporate Services Agreement and to the Issuer Account Banks under the Issuer Bank Account Agreement;

      (D) fourth, subject to item (E) below, in no order of priority among them but in proportion to the respective amounts due, to pay amounts due to the Issuer Swap Providers for each Series of Class A Notes (excluding any swap termination payment);

      (E) fifth, in no order of priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable series of Class A Notes and to pay any Swap Termination Payment due to the Issuer Swap Provider for each Series of Class A Notes (but excluding any Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (E) (on the assumption that no amounts are due and payable under item (D) and no amounts are received from any Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (E), the shortfall shall be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Issuer Swap Provider in respect of any Series of Class A Notes under item (D) above shall be reduced by the amount of the shortfall applicable to that Series of Class A Notes;

      (F) sixth, subject to item (G) below, in no order of priority among them but in proportion to the respective amounts due, to pay amounts due to the Issuer Swap Providers for each Series of Class B Notes (excluding any swap termination payment);

      (G) seventh, in no order of priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class B Notes and to pay any Swap Termination Payment due to the Issuer Swap Provider for each Series of Class B Notes (but excluding any Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (G) (on the assumption that no amounts are due and payable under item (F) and no amounts are received from any Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (G), the shortfall shall be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Issuer Swap Provider in respect of the any Series of Class B Notes of under item (F) above shall be reduced by the amount of the shortfall applicable to that Series of Class B Notes;

      (H) eighth, subject to item (I) below, in no order of priority among them but in proportion to the respective amounts due, to pay amounts due to the Issuer

            Swap Providers for each Series of Class M Notes (excluding any swap termination payment);

      (I) ninth, in no order of priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class M Notes and to pay any Swap Termination Payment due to the Issuer Swap Provider for each Series of Class M Notes (but excluding any Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (I) (on the assumption that no amounts are due and payable under item (H) and no amounts are received from any Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (I), the shortfall shall be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Issuer Swap Provider in respect of any Series of Class M Notes under item (H) above shall be reduced by the amount of the shortfall applicable to that Series of Class M Notes;

      (J) tenth, subject to item (K) below, in no order of priority among them but in proportion to the respective amounts due, to pay amounts due to the Issuer Swap Providers for each Series of Class C Notes (excluding any swap termination payment);

      (K) eleventh, in no order of priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class C Notes and to pay any Swap Termination Payment due to the Issuer Swap Provider for each Series of Class C Notes (but excluding any Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (K) (on the assumption that no amounts are due and payable under item (J) and no amounts are received from any Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (K), the shortfall shall be divided amongst all such amounts on a pro rata basis and the amount payable by the Master Issuer to the Issuer Swap Provider in respect of any Series of Class C Notes under item (J) above shall be reduced by the amount of the shortfall applicable to that Series of Class C Notes;

      (L) twelfth, subject to item (M) below, in no order of priority among them but in proportion to the respective amounts due, to pay amounts due to the Issuer Swap Providers for each Series of Class D Notes (excluding any swap termination payment);

      (M) thirteenth, in no order of priority among them but in proportion to the respective amounts due, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class D Notes and to pay any Swap Termination Payment due to the Issuer Swap Provider for each Series of Class D Notes (but excluding any Issuer Swap Excluded Termination Amount) provided that if the amounts available for distribution under this item (M) (on the assumption that no amounts are due and payable under item (L) and no amounts are received from any Issuer Swap Provider) would be insufficient to pay the sterling equivalent of the amounts due and payable under this item (M), the shortfall shall be divided amongst such amounts on a pro rata basis and the amount payable by the Master Issuer to the Issuer Swap Provider in respect of any Series of Class D Notes under item (L) above shall be reduced by the amount of the shortfall applicable to that Series of Class D Notes;

      (N) fourteenth, on the Monthly Payment Date falling in December of each year, to pay to each Issuer Account Bank an amount equal to the amount of any debit balance in the Issuer Transaction Account as permitted by each such Issuer Account Bank and outstanding at such Monthly Payment Date;

      (O) fifteenth, in no order of priority among them but in proportion to the respective amounts due, towards payment of:

            (i)   interest amounts due to the Start-Up Loan Provider(s); and

            (ii) principal amounts due to the Start-Up Loan Provider(s) to the extent of issuance fees received from Funding 2 under the Global Intercompany Loan Agreement);

            under the Start-Up Loan Agreement(s);

      (P) sixteenth, in no order of priority among them but in proportion to the respective amounts due, to pay any Issuer Swap Excluded Termination Payments to the Issuer Swap Providers;

      (Q) seventeenth, in no order of priority among them but in proportion to the respective amounts due, towards payment of principal amounts due to the Start-Up Loan Provider(s) under the Start-Up Loan Agreements;

      (R) last, to pay any amount remaining following the application of principal and revenue set forth in items (A) through (Q) above, to the Master Issuer.

IN WITNESS WHEREOF this Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.

as Master Issuer
EXECUTED AND DELIVERED AS A DEED             )
by                                           )
GRANITE MASTER ISSUER PLC                    )
acting by two directors                      )

/s/ Ian Bowden
-------------------------
for and on behalf of
LDC Securitisation Director No. 1 Limited
Director

Name: Ian Bowden


/s/ Sharon Tyson
-------------------------
for and on behalf of
LDC Securitisation Director No. 2 Limited
Director

Name: Sharon Tyson
as Issuer Security Trustee and Note Trustee
EXECUTED AND DELIVERED AS A DEED              )
by                                            )
THE BANK OF NEW YORK                          )
by its duly authorised signatory              )

/s/ Helen Kim
-------------------------------
Name: Helen Kim

in the presence of:
                                     Signature   /s/ Ivan Bass
                                                 -------------------------
                                                 Witness
                                     Full name   Ivan Bass
                                     Occupation  Trust Associate
                                     Address     The Bank of New York
                                                 One Canada Square
                                                 London E14 5AL
as Agent Bank, Account Bank, Principal Paying Agent, Registrar and
Transfer Agent
EXECUTED AND DELIVERED AS A DEED
by
CITIBANK, N.A.
by its duly authorised signatory

/s/ Georgia Mitchell
-------------------------------
Name: Georgia Mitchell
      Vice President




in the presence of:
                                     Signature   /s/ David John Mares
                                                 ------------------------
                                                 Witness
                                     Full name   David John Mares
                                     Occupation  Bank Officer
                                                 Agency & Trust
                                     Address     c/o Citigroup Centre
                                                 25 Canada Square
                                                 Canary Wharf
                                                 London E14 5LB



as US Paying Agent

EXECUTED AND DELIVERED AS A DEED              )
by                                            )
CITIBANK N.A.                                 )
by its duly authorised signatory              )

/s/ Georgia Mitchell
-------------------------------
Name: Georgia Mitchell
      Vice President




in the presence of:
                                     Signature   /s/ David John Mares
                                                 ------------------------
                                                 Witness
                                     Full name   David John Mares
                                     Occupation  Bank Officer
                                                 Agency & Trust
                                     Address     c/o Citigroup Centre
                                                 25 Canada Square
                                                 Canary Wharf
                                                 London E14 5LB
as Issuer Cash Manager, Issuer GIC Provider and
Start-Up Loan Provider, Issuer GIC Account
Bank, Issuer Transaction Account
Bank and New Issuer Secured Creditor
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
NORTHERN ROCK PLC                             )
by its duly authorised attorney               )

/s/ Christopher Jobe
-------------------------
Name: Christopher Jobe




in the presence of:
                                     Signature   /s/ Nancy Irwin
                                                 ------------------------
                                                 Witness
                                     Full name   Nancy Irwin
                                     Occupation  Securitisation Manager
                                     Address     Northern Rock plc
                                                 Northern Rock House
                                                 Gosforth
                                                 Newcastle upon Tyne
                                                 NE3 4PL
as Corporate Services Provider
EXECUTED AND DELIVERED AS A DEED              )
by                                            )
LAW DEBENTURE CORPORATE                       )
SERVICES LIMITED                              )
acting by a director and its secretary        )

/s/ Ian Bowden
-------------------------
Director
Name: Ian Bowden


/s/ Sharon Tyson
-------------------------
Secretary
Name: Sharon Tyson
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
CITIGROUP GLOBAL MARKETS LIMITED              )
by its duly authorised signatory              )

/s/ Robert H. Liao
-------------------------
Name: Robert H. Liao
Managing Director




in the presence of:
                                     Signature   /s/ Mark Mathieson
                                                 -------------------------
                                                 Witness
                                     Full name   Mark Mathieson
                                     Occupation  Investment Banking
                                     Address     33 Canada Square
                                                 London E14 5LB
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
BARCLAYS BANK PLC                             )
by its duly authorised attorney               )

/s/ Colin Corrodus
-------------------------
Name: Colin Corrodus



in the presence of:
                                     Signature   /s/ Paul Pak Shing Ng
                                                 ------------------------
                                                 Witness
                                     Full name   Paul Pak Shing Ng
                                     Occupation  Lawyer
                                     Address     5 The North Colonnade
                                                 Canary Wharf
                                                 London E14 4BB
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
ABN AMRO BANK N.V., LONDON BRANCH             )
by two duly authorised signatories            )

/s/ Kenneth Nicoll
-------------------------
Authorised Signatory

Name: Kenneth Nicoll


/s/ Fadi Melcon
-------------------------
Authorised Signatory

Name: Fadi Melcon
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
HSBC BANK PLC                                 )
by its duly authorised attorney               )

/s/ James Collins
-------------------------
Name: James Collins



in the presence of:
                                     Signature   /s/ Nicholas Doody
                                                 -------------------------
                                                 Witness
                                     Full name   Nicholas Doody
                                     Occupation  CRM
                                     Address     8 Canada Square
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
BANQUE AIG, LONDON BRANCH                     )
by its duly authorised attorney               )

/s/ Richard Evelyn
-------------------------
Name: Richard Evelyn




in the presence of:
                                     Signature   /s/ Suzanne Stokes
                                                 -------------------------
                                                 Witness
                                     Full name   Suzanne Stokes
                                     Occupation  Assistant
                                     Address     1 Curzon Street
                                                 London
                                                 WIJ 5RT
as an Issuer Swap Provider                          Address for notices and
EXECUTED AND DELIVERED AS A DEED              )     communications:
for and on behalf of                          )     Swiss Re Financial Products
SWISS RE FINANCIAL PRODUCTS                   )     Corporation
CORPORATION                                   )     55 East 52nd Street
by its duly authorised attorney               )     New York, New York 10055
                                                    Attention General Counsel
                                                    Facsimile: (212) 317-5474

/s/ Frank Ronan
-------------------------
Managing Director

Name: Frank Ronan



in the presence of:
                                     Signature   /s/ Sarah Ill
                                                 -------------------------
                                                 Witness
                                     Full name   Sarah Ill
                                     Occupation  Associate
                                     Address     55 East 52nd Street
                                                 New York, New York 10055
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
UBS A.G., LONDON BRANCH                       )
by two of its duly authorised signatories     )

/s/ Kate Binions
-------------------------
Director
Traded Products Legal

Name: Kate Binions


/s/ A Crommen
-------------------------
Executive Director
Traded Products Legal

Name: A Crommen
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED              )
for and on behalf of                          )
DEUTSCHE BANK AG, LONDON BRANCH               )
by two of its duly authorised signatories     )

/s/ Megan Wallis
-------------------------
Legal Counsel

Name: Megan Wallis



/s/ Joe Kohler
-------------------------
Legal Counsel

Name: Joe Kohler




in the presence of:
                                     Signature   /s/ Thomas Adamson
                                                 -------------------------
                                                 Witness
                                     Full name   Thomas Adamson
                                     Occupation  Funds Administrator
                                     Address     Floor 6, 99 Bishopsgate
                                                 London,
                                                 United Kingdom
                                                 EC2N 2DB